497(e)
                                                                       333-05593
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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED APRIL 3, 2002, TO THE ACCUMULATOR(R), ACCUMULATOR(R) PLUS(SM) AND ACCUMULATOR(R) ELITE(SM) PROSPECTUSES, EACH DATED APRIL 1, 2002
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This supplement modifies certain information in the above-referenced
Prospectuses. Unless otherwise indicated, all other information in the Prospectuses remains unchanged. The modifications are as follows:

(1) On the first page under "What is Accumulator(R)/Accumulator(R) Plus(SM)/Accumulator(R) Elite(SM)?" (as applicable), the following sentence is added to the end of the first paragraph:

          "Certain features and benefits described in this prospectus may vary in your state; all features and benefits may not be available in all states."


(2) In "Contracts features and benefits" under "Your benefit base" under "6% Roll up to age 85 enhanced death benefit," (please note that this benefit is not available in all states) in the fifth and sixth bullets; in "Contracts features and benefits" under "Our Living Benefit option" under "Illustrations of guaranteed minimum income benefit;" and in the Appendix entitled "Enhanced death benefit example," references to the following options are deleted:

          AXA Premier VIP Core Bond
          EQ/Alliance Quality Bond
          EQ/High Yield
          EQ/J.P. Morgan Core Bond

(3) In "Charges and expenses" under "Annual administrative charge," the first sentence of the second paragraph is revised, as follows:

          "We deduct this charge from your value in the variable investment options and the guaranteed interest option (if permitted in your state) on a pro rata basis."







IM-02-15 (4/02)                                             Cat. 129372